INCOME TAXES	12 Months Ended
Dec. 31, 2015
INCOME TAXES:
INCOME TAXES

NOTE 8 – INCOME TAXES

At December 31, 2015 and 2104, the Company had a net operating loss carryforward of $117,500 and $6,610, respectively, which begins to expire in 2034.

Components of net deferred tax asset, including a valuation allowance, are as follows at December 31, 2015 and 2014:

	2015	2014
Deferred tax asset:
Net operating loss carryforward	$ 41,125	$ 2,314
Total deferred tax asset	41,125	2,314
Less: Valuation allowance	(41,125)	(2,314)
Net deferred tax asset	$ -	$ -

Valuation allowance for deferred tax assets as of December 31, 2015 and December 31, 2014 was $41,125 and $2,314, respectively. In assessing the recovery of the deferred tax asset, management considers whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The ultimate realization of the deferred tax asset is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not deferred tax assets will not be realized as of December 31, 2015 and December 31, 2014 and recognized a full valuation allowance for each period.

Reconciliation between statutory rate and the effective tax rate for both periods and as of December 31, 2015   and December 31, 2014:

Federal statutory rate	(35.0)%
State taxes, net of federal benefit	(0.00)%
Change in valuation allowance	35.0%
Effective tax rate	0.0%